EXECUTED VERSION


                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT


Attached to and forming                           Effective Date of Endorsement:
part of Policy No. AB1044BE                                    November 29, 2006
issued to:



Deutsche Bank Trust Company Americas, as Trustee on behalf of, and for the benefit of the Holders of, the Residential Accredit Loans, Inc. Class A-3
Mortgage Asset-Backed Pass-Through Certificates,
Series 2006-QH1


        For all purposes of this Policy, the following terms shall have the following meanings:

        "Agreement" shall mean the Series Supplement, dated as of November 1, 2006, among Residential Accredit Loans, Inc., as Depositor, Residential Funding Company, LLC, as Master Servicer, and Deutsche Bank Trust Company Americas, as Trustee, to the Standard Terms of Pooling and Servicing Agreement, dated as of November 1, 2006, as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement.

        "Deficiency Amount" shall, as applied to the Class A-3 Certificates, mean (A) with respect to each Distribution Date prior to the Final Scheduled Distribution Date, an amount equal to the sum of (i) any shortfall in amounts available in the Certificate Account to pay one month's interest on the Certificate Principal Balance of the Class A-3 Certificates at the applicable Pass-Through Rate, net of any Relief Act Shortfalls and Prepayment Interest Shortfalls allocated to the Class A-3 Certificates and (ii) the principal portion of any Realized Losses allocated to the Class A-3 Certificates for such Distribution Date; (B) with respect to the Final Scheduled Distribution Date and the Class A-3 Certificates, an amount equal to the outstanding Certificate Principal Balance of the Class A-3 Certificates due on such Final Scheduled Distribution Date to the extent not paid from all sources other than this Policy on that Distribution Date; and (C) for any date on which the acceleration of the Certificates has been directed or consented to by the Certificateholders pursuant to the Agreement, the amount required to pay the Certificate Principal Balance of the Class A-3 Certificates in full, together with accrued and unpaid interest thereon through the date of payment of the Class A-3 Certificates. Any Deficiency Amount shall not include any Prepayment Interest Shortfalls, any Relief Act Shortfalls or any shortfalls attributable to the Net Rate Cap or to Net Deferred Interest. For purposes of the foregoing, amounts in the Certificate Account available for interest distributions on any Distribution Date shall be deemed to include all amounts in the Certificate Account for such Distribution Date available for distribution on such Distribution Date.


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        "Distribution  Date"  shall  mean the 25th day of each month (or if such
25th day is not a Business Day, the first Business Day immediately following) beginning with the First Distribution Date.

        "Due for Payment" shall mean, with respect to any Insured Amounts, such amount that is due and payable under the Agreement on the related Distribution Date.

        "Final Scheduled Distribution Date" shall mean, with respect to the Class A-3 Certificates, the Distribution Date in December 2036.

        "First Distribution Date" shall mean December 26, 2006.

        "Holder" shall mean any person who is the registered owner or beneficial owner of any of the Class A-3 Certificates.

        "Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

        "Insured Amounts" (1) shall mean, with respect to any Distribution Date, any Deficiency Amount plus any Preference Amount and (2) shall mean, with respect to the Final Scheduled Distribution Date, the Deficiency Amount for the Final Scheduled Distribution Date.

        "Insured Obligations" shall mean the Class A-3 Certificates as issued pursuant to the Agreement.

        "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of Insured Amounts for such Distribution Date.

        "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Insurance Policy.

        "Late Payment Rate" shall mean the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate plus one per centum per annum (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), and (ii) the then applicable rate of interest on the Class A-3 Certificates and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Distribution Date.


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        "Letter  Agreement" shall mean the letter agreement,  dated November 29,
2006, between the Insurer and Residential Funding Company, LLC.

        "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount which is Due for Payment but has not and will not be paid in respect of such Distribution Date pursuant to the Agreement.

        "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

        "Preference Amount" shall mean any amount previously distributed to a Class A-3 Certificateholder by or on behalf of the Trust Estate that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

        "Premium" shall mean the premium amount payable to the Insurer on each Distribution Date as specified in this Policy.

        "Premium Percentage" shall have the meaning set forth in the Letter Agreement.

        "Reimbursement Amount" shall mean, as of any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.02 of the Agreement, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments, and (y) (i) any other amounts then due and owing to the Insurer under this Policy but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.02 of the Agreement plus (ii) interest on such amounts at the Late Payment Rate.

        "Term of the Policy" shall mean the period from and including the date of issuance of the Policy to and including the date on which (i) the Certificate Principal Balance of the Class A-3 Certificates is reduced to zero, (ii) any period during which any payment of the Class A-3 Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

        "Trustee" shall mean Deutsche Bank Trust Company Americas, or any successor thereto under the Agreement.

        Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

        The Insurer hereby agrees that if, as of any Distribution Date, it has become subrogated to the rights of Holders by virtue of a previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement and this Policy.

        As provided by the Policy, the Insurer will pay any amount payable hereunder, other than Preference Amounts, no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the Business Day following actual receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Notice.

        The Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder (the "Order"),
(ii) a  certificate  by or on  behalf  of the  Trustee  that the  Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Trustee or the Holder, as applicable, irrevocably assigning to the Insurer all rights and claims of the Trustee or the Holder, as applicable, relating to or arising under the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (attached hereto as Exhibit A) appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Trustee on behalf of the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and
(iv) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order. Notwithstanding the foregoing two sentences, the Insurer shall not be obligated to pay any Preference Amount in respect of principal (other than principal paid in connection with Realized Losses) except on the Final Scheduled Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement.

        The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of the Policy.

        A Premium will be payable on this Policy on each Distribution Date as provided in Section 4.02 of the Agreement and the Letter Agreement, beginning with the First Distribution Date, in an amount equal to 1/12th of the product of
(i) the Premium Percentage applicable to the Class A-3 Certificates and (ii) the aggregate Certificate Principal Balance of the Class A-3 Certificates on the prior Distribution Date (after giving effect to any distributions of principal made on such Distribution Date); provided that on the First Distribution Date, the Premium will be in an amount equal to 1/12th of the product of (i) the Premium Percentage applicable to the Class A-3 Certificates and (ii) the aggregate Certificate Principal Balance of the Class A-3 Certificates on the Closing Date.

        Payments due under the Policy with respect to the Class A-3 Certificates may not, except with the consent of the Insurer, be accelerated by the Depositor, the Trustee or any paying agent for the Class A-3 Certificates.

        The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. The Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). The Policy does not provide any coverage with respect to Prepayment Interest Shortfalls, Relief Act Shortfalls or any shortfalls attributable to the Net Rate Cap or to Net Deferred Interest.

        Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated. Notwithstanding the foregoing sentence, if there is any conflict or inconsistency between the Policy and this Endorsement, the terms of this Endorsement shall control.

        No waiver of any rights or powers of the Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

        On and after the completion of the Term of the Policy, the Policy shall be void and of no force and effect whatsoever.

        This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

        For your protection California law requires the following to appear on this form:

        ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR THE PAYMENT OF A LOSS IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN STATE PRISON.


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        IN THE EVENT AMBAC ASSURANCE  CORPORATION WERE TO BECOME INSOLVENT,  ANY
CLAIMS ARISING UNDER THE POLICY WOULD BE EXCLUDED FROM COVERAGE BY THE CALIFORNIA INSURANCE GUARANTY ASSOCIATION.

        IN WITNESS WHEREOF, the Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.


Managing Director                            Assistant Secretary



___________________________________          ___________________________________


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                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. AB1044BE


                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                                               Date:  [        ]

AMBAC ASSURANCE CORPORATION
One State Street Plaza
New York, New York  10004
Attention:  General Counsel

        Reference is made to Certificate Guaranty Insurance Policy No. AB1044BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Series Supplement, dated as of November 1, 2006, among Residential Accredit Loans, Inc., as Depositor, Residential Funding Company, LLC, as Master Servicer, and Deutsche Bank Trust Company Americas, as Trustee, to the Standard Terms of Pooling and Servicing Agreement, dated as of November 1, 2006, (as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement) (the "Agreement"), as the case may be, unless the context otherwise requires.

        The Trustee hereby certifies as follows:

        1.   The  Trustee  is  the   Trustee   under  the   Agreement   for  the
             Certificateholders.

        2. The relevant Distribution Date or Final Scheduled Distribution Date is [date].

        3. Payment on the Class A-3 Certificates in respect of the Distribution Date is due to be received on ____________________________ under the Agreement, in an amount equal to $_____________________.

        [3. The amount to be received on ____________________ from the sale, liquidation or other disposition of the assets of the Trust Fund is $__________.]

        [3. The amount to be paid to the Holders of the Class A-3 Certificates on the Final Scheduled Distribution Date is $__________.]

        4. There is a Deficiency Amount and/or a Preference Amount of $______________ due in respect of the Class A-3 Certificates, which amount is an Insured Amount pursuant to the terms of the Agreement.


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


        5. The sum of $__________________ is the Insured Amount that is Due For Payment.

        6. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date.

        7. The Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

             ____________________________________ Trustee's account number.

        8. The Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class A-3 Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Certificate Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to the Class A-3 Certificates and the corresponding claim on the Policy and proceeds thereof.

        For your protection California law requires the following to appear on this form:

        ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR THE PAYMENT OF A LOSS IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN STATE PRISON.



                                                      Trustee
                                    By:_________________________________________


                                    Title:______________________________________
                                                     (Officer)


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